GOODWILL	12 Months Ended
Dec. 31, 2021
GOODWILL [Abstract]
GOODWILL
NOTE 8:-	GOODWILL

With effect from June 30, 2021, as a result of the sale of the Integrated Solutions segment (see Note 1g), the Company operates in one operating segment, and this segment comprises from only one reporting unit.

The goodwill balance associated with Integrated Solutions segment has been reclassified to Long-term assets of discontinued operations on the Consolidated Balance Sheet for the year ended December 31, 2020.

The changes in the carrying amount of goodwill associated with continuing operations and appearing in the accompanying Consolidated Balance Sheets as of December 31, 2021 and 2020 are as follows:

Total

As of January 1, 2020	$11,244

Foreign currency translation adjustments	263

As of December 31, 2020	11,507

Foreign currency translation adjustments	(58)

As of December 31, 2021	$11,449